UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 17, 2012
Date of Report (Date of earliest event reported)
EPICOR SOFTWARE CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	333-178959	45‑1478440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4120 Dublin Boulevard Dublin, California	94568
(Address of principal executive offices)	(Zip Code)
(800)-999-1809
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 17, 2012, Epicor Software Corporation (the “Company”) announced that it will be reorganizing its Retail Software unit effective on or about June 4, 2012.  Following the reorganization, it is anticipated that Paul Salsgiver, Executive Vice President, for the Company’s Retail Software division will no longer meet the requirements for executive officer as defined by the SEC.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION

Date: May 22, 2012

By: /s/John D. Ireland
John D. Ireland
Senior Vice President and General Counsel